Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,936.52
Total Transaction Valuation	12,648,751.86
Total Offset Amount	0
Net Fee	$ 1,936.52